UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2014

Ekso Bionics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-181229	99-0367049
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1414 Harbour Way South, Suite 1201

Richmond, California 94804

(Address of principal executive offices, including zip code)

1-510-984-1761

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Reference is made to the Current Report on Form 8-K (“Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) by Ekso Bionics Holdings, Inc. (“we”, “us”, “our” or the “Company”) on January 23, 2014 (the “Form 8-K”). Item 4.01 of Form 8-K is hereby amended to read in its entirety as set forth below.

Item 4.01  Changes in Registrant’s Certifying Accountant.

On January 15, 2014, Silberstein Ungar, PLLC CPAs, was dismissed as our independent registered public accounting firm. On the same date, OUM & Co., LLP was engaged as our new independent registered public accounting firm. The Board of Directors of the Company approved the dismissal of Silberstein Ungar, PLLC CPAs, and approved the engagement of OUM & Co., LLP as our independent registered public accounting firm.

None of the reports of Silberstein Ungar, PLLC CPAs, on our financial statements for either of the two most recent fiscal years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that our audited financial statements contained in our Annual Reports on Form 10-K for the fiscal years ended March 31, 2013, and March 31, 2012, filed with the SEC, included a going concern qualification in the report of Silberstein Ungar, PLLC CPAs.

During the Company’s two most recent fiscal years ended March 31, 2013 and 2012, and the subsequent interim periods preceding their dismissal, there were no disagreements with Silberstein Ungar, PLLC CPAs, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Silberstein Ungar, PLLC CPAs, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements.

The Company provided Silberstein Ungar, PLLC CPAs, with a copy of the disclosures it is making in this Report and requested that Silberstein Ungar, PLLC CPAs furnish it with a letter addressed to the SEC stating whether they agree with the above statements. A copy of the letter, dated January 23, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the two most recent fiscal years and the interim periods preceding the engagement, and through the date of this Report, neither the Company nor anyone on its behalf has previously consulted with OUM & Co., LLP regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that OUM & Co., LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1*	Letter from Silberstein Ungar, PLLC CPAs to the Securities and Exchange Commission, dated January 23, 2014

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

Dated: January 27, 2014	By:	/s/ Nathan Harding
	Name:	Nathan Harding
	Title:	Chief Executive Officer